EXHIBIT 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350 ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report on Form 10-QSB of Centurion Gold Holdings, Inc. (the "Company") for the quarter ended December 31, 2005 (the "Report"), I, Andrew Dale Paul, Principal Executive Officer of the Company hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2006

                                                /s/ Andrew Dale Paul
                                                ---------------------------
                                                Andrew Dale Paul
                                                Principal Executive Officer